SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) MARCH 4, 1998
                                                          --------------


                          NORTHERN STATES POWER COMPANY
             (Exact name of registrant as specified in its charter)



                                   MINNESOTA
                 (State or other jurisdiction of incorporation)


             1-3034                                       41-0448030
     (Commission File Number)                 (IRS Employer Identification No.)


       414 NICOLLET MALL, MPLS, MN                               55401
 (Address of principal executive offices)                     (Zip Code)



     Registrant's telephone number, including area code         612-330-5500


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

Attached as Exhibit 99.01 are the audited consolidated financial statements of Northern States Power Company (a Minnesota Corporation) and its subsidiaries for the year ended December 31, 1997 and the related management's discussion and analysis.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS


Exhibit
  No.    Description
-------  -----------

 23.01   Consent of Independent Accountants

 99.01   Excerpts from Northern States Power Company 1997
                           Annual Report to Shareholders:

                                Management's Discussion and Analysis

                                Consolidated Statements of Income

                                Consolidated Statements of Cash Flows

                                Consolidated Balance Sheets

                                Consolidated Statements of Stockholder's Equity

                                Consolidated Statements of Capitalization

                                Notes to Financial Statements

                                Report of Independent Accountants

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Northern States Power Company
                                                   (a Minnesota Corporation)



                                                   By /s/
                                                      --------------------------
                                                      Edward J. McIntyre
                                                      Vice President and Chief
                                                            Financial Officer


Dated: March 4, 1998

                                  EXHIBIT INDEX

Method of     Exhibit
 Filing         No.         Description
 ------         ---         -----------

  DT           23.01        Consent of Independent Accountants

  DT           99.01        Excerpts from Northern States Power Company 1997
                            Annual Report to Shareholders:

                                 Management's Discussion and Analysis

                                 Consolidated Statements of Income

                                 Consolidated Statements of Cash Flows

                                 Consolidated Balance Sheets

                                 Consolidated Statements of Stockholder's Equity

                                 Consolidated Statements of Capitalization

                                 Notes to Financial Statements

                                 Report of Independent Accountants


DT = Filed electronically with direct transmission of this Form 8-K.